UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


               Date of Earliest Event Reported: December 20, 2000

                        Date of Report: December 20, 2000



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.


           (Exact name of registrants as specified in their charters)



     Delaware                   1-111331                   43-1698480
     Delaware                  333-06693                   43-1742520
-----------------------   ------------------   ---------------------------------
(States or other            Commission file      (I.R.S. Employer Identification
 jurisdictions of               numbers                       Nos.)
 incorporation or
 organization)





                   One Liberty Plaza, Liberty, Missouri 64068


               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

 ITEM 5.  OTHER EVENTS

         Ferrellgas, Inc., the General Partner of Ferrellgas Partners, L.P., balance sheets as of July 31, 2000 and 1999, have been audited by an independent auditor. See exhibit 99.15 for the audited financial statements.

     These audited balance sheets and independent auditor's opinion will be incorporated by reference to the Ferrellgas Partners, L.P. Registration Statement No. 333-71111, Amendment No. 1 to Form S-3 and to the Ferrellgas Partners, L.P. Registration Statement No. 33-55185, Post-Effective Amendment No. 1 on Form S-4 to Form S-1. See exhibit 23.1 for independent auditor's consent.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.


         The Exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FERRELLGAS PARTNERS, L.P.

                                       By Ferrellgas, Inc. (General Partner)


Date: December 20, 2000                By     /s/ Kevin T. Kelly
                                             ----------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)





                                             FERRELLGAS PARTNERS FINANCE CORP.

Date: December 20, 2000                By     /s/ Kevin T. Kelly
                                              ----------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)

                                INDEX TO EXHIBITS


        Exhibit No.      Description of Exhibit

            23.1         Consent of Deloitte & Touche LLP, Independent Auditors.

            99.15 Consolidated balance sheets of Ferrellgas, Inc. as of July 31, 2000 and 1999, together with the report of Deloitte & Touche LLP with respect thereto.